Exhibit 99.1

2Q04 Earnings Conference Call July 22, 2004

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s second quarter 2004 earnings conference call, held on July 22, 2004 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on this website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID # 8616021.

Those statements made by representatives of Sunoco during the course of Sunoco’s earnings conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance, causing actual results to differ materially from those discussed during the conference call. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays, non-performance by major customers, suppliers or other business partners; and political and economic conditions including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sunoco’s First Quarter 2004 Form 10-Q, filed with the Securities and Exchange Commission on May 7, 2004. Unpredictable or unknown factors not discussed herein could also have material adverse effects on forward-looking statements. All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.

Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

2Q04 Earnings Highlights

Income, excluding special item, of $238 MM ($3.12 / share)… record quarterly earnings

(1) Strong refining margins (gasoline, petrochemicals, and distillate) and outstanding operations (various records in total / gasoline production, utilization rates, energy efficiency)… Refining & Supply earnings of $217 MM

(2) June rebound in retail gasoline margins… Retail Marketing earnings of $24 MM

(3) Significant income contribution from recently acquired assets… $56 MM in 2Q04

Acquisition Summary, MM$

Purchase Price

Income 1Q04 2Q04 1H04

Refining & Supply—Eagle Point (1/04) 235 23 42 65

Retail Marketing—Speedway (6/03) 162 1 3 4

Retail Marketing—ConocoPhillips (4/04) 181 — 5 5

Chemicals—Equistar (4/03) 198 5 6 11

776 29 56 85

Sunoco Income (Ex-Special Item) 89 238 327

% of Earnings 33% 24% 26%

Retail Marketing Activities

Sold (6/3/04) proprietary credit card business and related accounts receivable for $94 MM

Additional Retail Portfolio Management plans…

Convert certain company owned sites to contract dealers or distributors… reduce Sunoco invested capital while continuing to supply Sunoco branded product

Have divested or converted 200 sites for $95 MM over the past 18 months (e.g. Mid-America)

Plans for additional 200 sites for estimated $100 MM in divestment proceeds over next 18 months

Other Activities

$28 MM of share repurchases in 2Q04… $65 MM YTD repurchases… At June 30, 2004:

$207 MM authorization remaining

75.3 MM shares outstanding

Increased dividend (9%) to $1.20 / share annualized… second increase in less than one year

Balance Sheet at 6/30/04:

Cash of $535 MM (vs. $431 MM at 12/31/03)… see Appendix slides 11 through 15 for recap of 1H04 cash flow

Net debt-to-capital (per revolver covenant) of 34%… see Appendix slide 9

Appendix

2Q04 Earnings Conference Call July 22, 2004

A1

Earnings Profile, MM$

2Q04 2Q03 1Q04

Refining & Supply 217 50 167 100 117

Retail Marketing 24 36 (12) (4) 28

Chemicals 12 10 2 12 -

Logistics 9 9 - 8 1

Coke 9 11 (2) 9 -

Corporate / Net Financing (33) (35) 2 (36) 3

238 81 157 89 149

Special Item (4) - (4) - (4)

Net Income 234 81 153 89 145

EPS (diluted):

Income Before Special Item 3.12 1.04 2.08 1.17 1.95

Special Item (0.05) - (0.05) - (0.05)

Net Income 3.07 1.04 2.03 1.17 1.90

A2

Refining & Supply – Production, MMB

2Q04 2Q03 1Q04

NERC (ex Eagle Point) 50.1 49.2 0.9 49.4 0.7

Eagle Point 13.5 - 13.5 12.6 0.9

MCRC 21.0 20.7 0.3 18.2 2.8

Total 84.6 69.9 14.7 80.2 4.4

A3

Refining & Supply – Margins, $/B

2Q04 2Q03 1Q04

NERC:

6-3-2-1 7.67 4.56 3.11 7.14 0.53

Crude Differential (1.14) (0.90) (0.24) (1.50) 0.36

Product Differential 0.89 0.76 0.13 0.10 0.79

Realized Margin 7.42 4.42 3.00 5.74 1.68

MCRC:

3-2-1 10.34 5.93 4.41 6.39 3.95

Crude Differential (0.61) (1.18) 0.57 (0.53) (0.08)

Product Differential (1.62) (0.78) (0.84) (0.40) (1.22)

Realized Margin 8.11 3.97 4.14 5.46 2.65

A4

Retail Marketing

2Q04 2Q03 1Q04 Sales (MMgal): Gasoline 1,164 1,032 132 1,046 118 Middle Distillates 153 143 10 170 (17) Total 1,317 1,175 142 1,216 101 Gasoline Margin (cpg) 10.7 11.6 (0.9) 6.4 4.3 Distillate Margin (cpg) 8.7 12.3 (3.6) 14.9 (6.2) Merchandise Sales (M$/Store/Mo) 81 71 10 73 8 Merchandise Margin (% of Sales) 26 25 1 24 2

A5

Sunoco Chemicals

2Q04 2Q03 1Q04

Margin (cp#)

Phenol / Related 8.2 8.7 (0.5) 8.6 (0.4)

Polypropylene 12.1 12.4 (0.3) 10.4 1.7

All Products 9.8 10.1 (0.3) 9.2 0.6

Sales Volume (MMlbs.)

Phenol / Related 648 629 19 614 34

Polypropylene 547 533 14 575 (28)

Other (a) 32 176 (144) 76 (44)

Total Volume 1,227 1,338 (111) 1,265 (38)

(a) Includes Plasticizer business divested January 2004.

A6

North American Merchant Polypropylene

Selling Price vs Raw Material Cost, cpp

Prices

45 40 35 30 25 20 15

Jun-04

Jan-03

Feb-03

Mar-03

Apr-03

May-03

Jun-03

Jul-03

Aug-03

Sep-03

Oct-03

Nov-03

Dec-03

Jan-04

Feb-04

Mar-04

Apr-04

May-04

1H04

1H03

2H03

Propylene Acquisition

Selling Price

Selling Price: Townsend (blended price)

Propylene Source: CMAI (40% refinery grade, 60% polymer grade less 8% discount)

A7

North American Merchant Phenol

Selling Price vs Raw Material Cost, cpp

Prices

45 40 35 30 25 20 15

Jun-04

Jan-03

Feb-03

Mar-03

Apr-03

May-03

Jun-03

Jul-03

Aug-03

Sep-03

Oct-03

Nov-03

Dec-03

Jan-04

Feb-04

Mar-04

Apr-04

May-04

1H04

1H03

2H03

Phenol Price

Cumene Price

Phenol Price = Blend of CMAI Wtd Avg Phenol and Cumene Based Formula Price Cumene Price = CMAI Formula Price + 1.75 cpp for freight, storage and natural gas adder

A8

Debt / Cap Ratio – Revolver Covenant, MM$

06/30/04 03/31/04 12/31/03

Net Debt * 1,072 1,302 1,182

SXL ** Minority Interest 234 104 104

Shareholders’ Equity 1,808 1,616 1,556

Total Capital 3,114 3,022 2,842

Net Debt / Capital (%) 34 43 42

*	Net of cash.

** Sunoco Logistics Partners, L.P. (NYSE: SXL)

A9

First-Half 2004—Earnings Profile, MM$

1H04 1H03

Refining & Supply 317 143 174

Retail Marketing 20 46 (26)

Chemicals 24 6 18

Logistics 17 20 (3)

Coke 18 21 (3)

Corporate / Net Financing (69) (69) -

327

167 160

Special Item (4) - (4)

Net Income 323 167 156

EPS (diluted):

Income Before Special Item 4.29 2.16 2.13

Special Item (0.06) - (0.06)

Net Income 4.23 2.16 2.07

A10

First-Half 2004 - Cash Flow, MM$

1H04A

Net Income 323

Non-Cash / Deferred / Other 268

Capital Expenditures (Sustaining) (209)

Dividend (42)

Free Cash Flow 340

Working Capital (44)

Sale of Credit Card Business 94

Plasticizer Divestment 90

Marketing Site Divestments 21

SXL Proceeds 129

Growth Capital (489)

Share Repurchase (65)

Stock Option Exercises 28

Net Cash Flow 104

A11

GAAP Reconciliation—Non-Cash / Deferred / Other, MM$

1H04

Actual

Depreciation, Depletion and Amortization 200

Deferred Income Tax Expense 105

Other Operating Items (7)

Other Investing Items 9

Cash Distributions to Investors in Coke Operations (27)

Other Financing Items (12)

Non-Cash / Deferred / Other (per Slide A11) 268

A12

GAAP Reconciliation—Working Capital, MM$

1H04

Actual

Changes in Working Capital

Pertaining to Operating Activities 58

Adjustments:

Sale of Credit Card Business (94)

Repayments of Long Term Debt, Net of Borrowings (8)

Working Capital (per Slide A11) (44)

A13

GAAP Reconciliation—Capital Spending, MM$

1H04

Capital

Expenditures Growth

(Sustaining) Capital Total

Capital Expenditures / Acquisitions (282) (416) (698)

(per GAAP)

Growth Capital Expenditures:

Haverhill Coke Plant 42 (42) —

Sunoco Logistics 22 (22) —

Other 9 (9) —

Capital Spending (per Slide A11) (209) (489) (698)

A14

Cash Flow Statement (GAAP Basis), MM$

1H04

Cash Flows from Operating Activities Actual

Net Income 323

Adjustments to Reconcile Net Income to Cash

Provided by Operating Activities:

Depreciation, Depletion and Amortization 200

Deferred Income Tax Expense 105

Changes in Working Capital Pertaining to Operating Activities 58

Other (7)

Net Cash Provided by Operating Activities 679

Cash Flows from Investing Activities

Capital Expenditures (282)

Acquisitions (416)

Proceeds from Divestments 111

Other 9

Net Cash Used in Investing Activities (578)

Cash Flows from Financing Activities

Net Proceeds from Short-term Borrowings 100

Repayments of Long-term Debt (108)

Net Proceeds from Issuance of SXL Limited Partnership Units 129

Cash Distributions to Investors in Cokemaking Operations (27)

Cash Dividend Payments (42)

Net Share Repurchase (37)

Other (12)

Net Cash Provided by Financing Activities 3

Net Increase in Cash and Cash Equivalents 104

A15